SPECIAL CASH DIVIDEND	12 Months Ended
Dec. 31, 2025
SPECIAL CASH DIVIDEND
SPECIAL CASH DIVIDEND

13. SPECIAL CASH DIVIDEND

On February 29, 2024, the Company’s board of directors approved a special cash dividend of US$0.02 per ordinary share, or US$0.10 per ADS, to holders of ordinary shares and holders of ADSs as of the close of business on March 28, 2024 New York Time, to be paid in U.S. dollars. The aggregate amount of the special dividend was approximately US$5.3 million.

On March 25, 2025, the Company’s board of directors approved a special cash dividend of US$0.02 per ordinary share, or US$0.10 per ADS, to holders of ordinary shares and holders of ADSs as of the close of business on April 17, 2025 New York Time, to be paid in U.S. dollars. The aggregate amount of the special dividend was approximately US$5.2 million.

The cash dividends were recorded as reduction of additional paid-in capital when declared. There was no dividend declared for the year ended December 31, 2023.